Exhibit 10.4

Powered Brands

Registration and Shareholder Rights Agreement Joinder

By executing and delivering this signature page, Neela Montgomery (the “Participant”) hereby acknowledges and agrees that she has been awarded 45,000 restricted stock units of Powered Brands (the “Company”), pursuant to that certain Director Restricted Stock Unit Award Agreement, dated as of January 19, 2022, as may be amended, by and among the Company and the Participant. Further each of the Company, PB Management, a Cayman Islands exempted limited liability company (“Sponsor”) and the Participant hereby acknowledge and agree that the Participant hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of that certain Registration and Shareholder Rights Agreement dated as of January 12, 2021, as may be amended, by and among the Company, the Sponsor and the Holders (as such term is defined therein) (the “Registration Rights Agreement”), under which the Participant agrees to and shall be bound by and subject to the terms of the Registration Rights Agreement as a “Holder” (as defined in the Registration Rights Agreement).

[Signature Page Follows]

The undersigned hereby authorizes this signature page or a copy hereof to be attached to the Registration Rights Agreement or counterparts thereof.

Dated: January 19, 2022

COMPANY:

Powered Brands

By:	/s/ Katherine Power
Name: Katherine Power
Title: Chief Executive Officer

SPONSOR:

PB Management

By:	/s/ Katherine Power
Name: Katherine Power
Title: Manager

PARTICIPANT:

By:	/s/ Neela Montgomery
Name: Neela Montgomery